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                                                                      EXHIBIT 21

                                 OWNERSHIP LIST
                                 AS OF 12/31/00

ENTITY NAME                                             OWNER                                                         %
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
Energia de Acajutla Ltda. de C.V.                       Acajutla (Cayman) Company                                   99.99
                                                        El Paso Energy Acajutla Company                               .01
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Servicios El Paso S.R.L. (Argentina)                    Agua del Cajon (Cayman Islands) Company                     99.9
                                                        Unaffiliated Parties                                         0.1
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Aguaytia Energy del Peru S.R. Ltda. (Peru)              Aguaytia Energy L.L.C.                                      22.0454
                                                        Unaffiliated Parties                                        77.0546
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Peru Energy Holdings L.L.C. (DE)                        Aguaytia Energy L.L.C.                                      99
                                                        Peru Energy Holdings                                         1
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Ajax Corporation S.A. Sucural Argentina (Argentina)     Ajax Corporation S.A. (Uruguay)                            100
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Argo, L.L.C. (DE)                                       Argo I, L.L.C.                                             100
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Argo I, L.L.C. (DE)                                     Argo II, L.L.C.                                            100
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Taixing Huangqiao Pacific Power Company  Limited        Asia Pacific Power & Light Company, Ltd.                    51
(China)                                                 Unaffiliated Parties                                        49
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Transportadora Brasiliera Gasoduto Bolivia-Brazil       BBPP Holdings Ltda.                                         25
S.A.                                                    Unaffiliated Parties                                        75
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Badger Creek Limited (TX)                               BCC Cogen, L.L.C.
                                                        BCC Power, L.L.C.
                                                        Unaffiliated Parties
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Bear Mountain Limited (TX)                              Bear Mountain Cogen, L.L.C.         (GP)                     2
                                                        Bear Claw Cogen, L.L.C.             (LP)                    98
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Nevada Cogeneration Associates #3 (UT GP)               Bonneville Las Vegas Corporation (UT)                       50
                                                        Unaffiliated Parties                                        50
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Nevada Cogeneration Associates #1 (UT GP)               Bonneville Nevada Corporation (NV)                          50
                                                        Unaffiliated Parties                                        50
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Bonneville Las Vegas Corporation (UT)                   Bonneville Pacific Corporation                             100
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Bonneville McKenzie Energy Corporation (Canada)         Bonneville Pacific Corporation                              50
                                                        Unaffiliated Party                                          50
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Bonneville Nevada Corporation (NV)                      Bonneville Pacific Corporation                             100
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Bonneville Pacific Services Co. Inc. (ID)               Bonneville Pacific Corporation                             100
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Amazonas Business Energy                                Capex International Business Company                       100
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Triunion Energy Company (Cayman Islands)                CAPEX International Business Company (Cayman Islands).      38.4
                                                        EPED B Company                                              23.2
                                                        Unaffiliated Party                                          38.4
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Capex International Business Company                    Capex S.A. (Argentina)                                     100
(Cayman Islands)
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McKittrick Limited                                      CC Cogen, L.L.C.
                                                        CC Cogeneration, L.L.C.
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Chalk Cliff Limited (TX)                                Chalk Cliff Cogen, L.L.C.                       (GP)        10
                                                        SJC/CNGE Chalk Cliff Investors, Ltd.            (LP)        90
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El Paso Electron Overfund Trust (DE)                    Chaparral Investors, L.L.C.                                100
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Mesquite Investors L.L.C. (DE)                          Chaparral Investors, L.L.C.                                100
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Samalayuca Trust (Mexico)                               Compania Samalayuca I, S.A. de C.V.                        100
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CAPEX S.A. (Argentina)                                  Companias Asociadas Petroleraoes S.A. (Argentina)           55
                                                        Remaining is Publicly Traded
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Ajax Corporation S.A. (Uruguary)                        Companias Asociadas Petrolerous S.A. (Argentina)           100
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Vermillion Bay Land, L.L.C. (DE)                        Crystal Gas Storage, Inc.                                  100
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Dartmouth Power Associates Limited Partnership (MA)     Dartmouth Power Holding Company, L.L.C.                     99
                                                        Dartmouth Power Generation, L.L.C.                           1
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Dartmouth Power Generation, L.L.C. (DE)                 Dartmouth Power Holding Company, L.L.C.                    100
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El Paso Cayman DBNGP, Ltd. (Cayman Islands)             DBNGP Finance Company L.L.C.                               100
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Double "C" Limited (TX)                                 Double C-2 Cogen, L.L.C.                (GP)                25
                                                        WCAC-CC Investment, L.P.                (LP)                25
                                                        Unaffiliated Parties                    (LP)                50
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WCAC-CC Investment, L.P. (TX)                           Double C-2 Cogen, L.L.C.                    (GP)            99
                                                        Cogen Poso Creek, L.L.C.                    (LP)             1
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Duracom Mobile Power Corporation (Philippines)          East Asia Diesel Power Corporation                          40
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

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
ENTITY NAME                                             OWNER                                                         %
-----------------------------------------------------------------------------------------------------------------------------
                                                        Unaffiliated Parties                                        60
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Sunrise Power Company Inc. (Philippines)                East Asia Diesel Power Corporation                          66.67
                                                        Unaffiliated Parties                                        33.33
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Asia Pacific Power & Light Company Ltd. (Bermuda)       East Asia Global Management Ltd.                            60
                                                        Unaffiliated Parties                                        40
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East Asia Diesel Power Corporation (Philippines)        East Asia Power Resource Corporation                        99.92
                                                        Unaffiliated parties                                         0.08
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East Asia Power Services Inc. (Philippines)             East Asia Power Resources Corporation                      100
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East Asia Utilities Corporation (Philippines)           East Asia Power Resources Corporation                      100
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East Asia Global Management Ltd. (British Virgin        East Asia Power Resources Corporation (Philippines)        100
Islands)
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East Asia Transmission and Distribution Corporation     East Asia Power Resources Corporation (Philippines)        100
(Philippines)
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Boraca Distribution (Philippines)                       East Asia Transmission & Distribution Corporation          100
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First Electric Utilities Services Corporation           East Asia Transmission and Distribution Corporation        100
(Philippines)
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Pampanga Energy Ventures, Inc. (Philippines)            East Asia Transmission and Distribution Corporation         42.84
                                                        Unaffiliated Parties                                        57.16
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Sfelapco Distribution (Philippines)                     East Asia Transmission and Distribution Corporation         20.11
                                                        Pampanga Energy Ventures, Inc.                              53.99
                                                        Unaffiliated Parties                                        25.90
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Spelapco Distribution (Philippines)                     East Asia Transmission and Distribution Corporation        100
                                                        (Philippines)
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CEBU Power (Philippines)                                East Asia Utilities Corporation                            100
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El Paso Field Services, L.P. (DE)                       El Paso Field Services Holding Company  (LP)                99
                                                        El Paso Field Services Management, Inc.   (GP)               1
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Epic Energy Pty. Limited (Australia)                    El Paso (Labuan) Limited                                    30
                                                        Unaffiliated Parties                                        70
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El Paso Korea Holdings Limited (South Korea)            El Paso Asia (Labuan) Limited                               50
                                                        EPED B Company                                              50
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El Paso (Labuan) Limited (Labuan)                       El Paso Cayman DBNGP Limited                               100
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El Paso DBNGP Limited (Labuan)                          El Paso Cayman DBNGP, Ltd.                                 100
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El Paso Chaparral Holding II Company (DE)               El Paso Chaparral Holding Company                          100
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El Paso Chaparral Investor, L.L.C. (DE)                 El Paso Chaparral Holding Company                          100
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El Paso Chaparral Management, L.P. (DE)                 El Paso Chaparral Holding Company                            1
                                                        EPCHC Company                                               99
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EPCHC Company (DE)                                      El Paso Chaparral Holding Company                          100
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Chaparral Investors, L.L.C. (DE))                       El Paso Chaparral Investor, L.L.C.                          19
                                                        El Paso Chaparral Holding II Company                         1
                                                        Limestone Electron Trust                                    80
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Epic Energy (Australia) Nominees Pty. Ltd. (Australia)  El Paso DBNGP Limited                                       33.33
                                                        Unaffiliated Parties                                        66.67
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Epic Energy (WA) Investments Pty. Ltd. (Australia)      El Paso DBNGP Limited                                      100
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Epic Energy WA Pipeline Trust (Australia)               El Paso DBNGP Limited                                      100
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Epic Energy Australia Trust (Australia)                 El Paso DNBGP Limited                                       33.33
                                                        Unaffiliated Parties                                        66.67
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Energeticke Centrum Kladno s.r.o. (Czechoslovakia)      El Paso ECK Holding Company                                 18.55
                                                        Unaffiliated Parties                                        81.45
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U.E.G. Araucaria Ltda. (Brazil)                         El Paso Empreendimentos e Participacoes Ltda.               60
                                                        Unaffiliated Parties                                        40
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Pasotronica, S.A. de C.V. (Mexico)                      El Paso Energia Mexico, S.A. de C.V. (Mexico)               50
                                                        Unaffiliated Party                                          50
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Acajutla (Cayman Islands) Company (Cayman Islands)      El Paso Energy Acajutla Company                            100
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El Paso Energy Rio Negro Company (Cayman Islands)       El Paso Energy Amazon Company                              100
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El Paso Empreedimentos e Participacoes Ltda. (Brazil)   El Paso Energy Araucaria Company                            99.98
                                                        Unaffiliated Parties                                         0.02
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


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